EXHIBIT 10(e)

SECURITY AGREEMENT

THIS SECURITY AGREEMENT, dated as of June 29, 2001 (as amended, modified, or supplemented from time to time, "this Agreement"), among each of the undersigned (each, together with its successors and assigns, and together with any other Person which may become party to this Agreement as an Assignor as provided for below, an "Assignor" and, collectively, the "Assignors") and WACHOVIA BANK, N.A., a national banking association, as collateral agent (herein, together with its successors and assigns in such capacity, the "Collateral Agent"), for the benefit of the Secured Creditors (as defined below):

PRELIMINARY STATEMENTS:

(1)               Except as otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined. Certain terms used herein are defined in Section 1 hereof.

(2)               This Agreement is one of the "Collateral Documents" described in, and is made pursuant to, that certain Amended and Restated Credit Agreement dated as of the Closing Date by and among Airborne Express, Inc., a Delaware corporation ("Express") and formerly known as Airborne Freight Corporation, a Delaware corporation ("AFC"), ABX Air, Inc., a Delaware corporation ("ABX" and Express, each, a "Borrower" and together, jointly and severally, the "Borrowers"), Airborne, Inc., a Delaware corporation, as the "Parent," the financial institutions named as lenders therein (together with their respective successors and assigns, the "Lenders" and, each individually, a "Lender"), and Wachovia Bank, N.A., a national banking association ("Wachovia"), as the Administrative Agent for the Lenders under the agreement and in its capacity as collateral agent, which agreement amends and restates that certain Credit Agreement dated as of July 27, 2000, by and among AFC, the Lenders, and Wachovia as Administrative Agent, as amended by that certain First Amendment to Credit Agreement dated as of April 20, 2001, by and among Airborne, Inc., a Delaware corporation ("Airborne"), the Lenders, and Wachovia as Administrative Agent, as further amended by that certain Second Amendment to Credit Agreement dated as of May 31, 2001, by and among Airborne, the Lenders, and Wachovia as Administrative Agent (collectively, together with any and all concurrent or subsequent exhibits, schedules, extensions, supplements, amendments or modifications thereto, the "Credit Agreement"). Pursuant to a Joinder Agreement dated as of December 26, 2000, Airborne assumed AFC's obligations as "Borrower" under the Credit Agreement, and AFC was released from its obligations as "Borrower" under the Credit Agreement.

(3)               The Credit Agreement provides for, among other things, loans or advances, the issuance of letters of credit, and other extensions of credit to or for the benefit of the Borrowers of up to $275,000,000, with such loans or advances being evidenced by promissory notes (the "Facility Notes").

(4)               AFC entered into an Indenture dated as of December 15, 1992, as supplemented by that certain First Supplemental Indenture dated as of September 15, 1995, relating to Express' 7.35% Notes Due 2005, as further supplemented by that certain Second Supplemental Indenture Relating to AFC's 8-7/8% Notes Due 2002 dated February 12, 1997, and as further supplemented by that certain Third Supplemental Indenture dated as of the Closing Date (herein, as amended or otherwise modified, restated, supplemented or replaced from time to time, the "Indenture"), pursuant to which Express, formerly known as AFC, (i) may issue and sell its debentures, notes, or other evidences of indebtedness and (ii) has, prior to the date hereof, issued and sold to certain purchasers (the "Noteholders," such term to include their successors and assigns) (A) $100,000 aggregate original principal amount of its "7.35% Notes Due 2005" (the "1995 Notes") and (B) $100,000 aggregate original principal amount of its "8-7/8% Notes Due December 15, 2002" (the "1992 Notes," and together with the 1995 Notes, the "Indenture Debt," such term to include all debentures, notes, or other evidences of indebtedness issued pursuant to the Indenture in addition to, issued in exchange for, or issued in replacement of any Indenture Debt existing on the date hereof). Express, in its capacity as issuer of the Indenture Debt, together with its successors and assigns, shall be referred to herein as the "Indenture Debt Issuer."

(5)               Subject to certain exceptions which are not applicable hereto, Section 1008 of the Indenture prohibits the any Assignor from creating any security interests in certain of the Assignors' property unless the Indenture Debt is equally and ratably secured by such security interest.

(6)               This Agreement is made in favor of the Collateral Agent for the benefit of the Lenders and the Noteholders (collectively the "Secured Creditors") to equally and ratably secure the Secured Obligations (as defined herein).

(7)               It is a condition precedent to the making of Loans and the issuance of, and participation in, Letters of Credit under the Credit Agreement that the Assignors shall have executed and delivered to the Collateral Agent this Agreement.

(8) The Assignors desire to execute this Agreement to satisfy the conditions described in the preceding paragraphs (5) and (7).

NOW, THEREFORE, in consideration of the benefits accruing to each Assignor, the receipt and sufficiency of which are hereby acknowledged, each Assignor hereby makes the following representations and warranties to the Collateral Agent and hereby covenants and agrees with the Collateral Agent as follows:

1.                  CERTAIN DEFINITIONS.

The following terms shall have the meanings herein specified unless the context otherwise requires. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

"Aggregate Principal Obligations" shall mean the sum of (a) the Indenture Principal Obligations, plus (b) the Facility Principal Obligations.

"Agreement" shall mean this Security Agreement as the same may be modified, supplemented or amended from time to time in accordance with its terms.

"Assignor" shall have the meaning provided in the first paragraph of this Agreement, and shall include any Person who executes and delivers to the Collateral Agent a joinder agreement in form satisfactory to the Collateral Agent, thereby becoming an Assignor for purposes of this Agreement.

"Avoided Payment" shall have the meaning given such term in Section 5.4(c).

"Borrower" shall have the meaning provided in the Preliminary Statements of this Agreement.

"Collateral" shall have the meaning provided in Section 2.1(a).

"Collateral Agent" shall have the meaning provided in the first paragraph of this Agreement.

"Collateral Agent Expenses" shall mean (a) all costs or expenses which any Assignor is required to pay or cause to be paid under this Agreement or any other Collateral Document and which are paid or advanced by the Collateral Agent pursuant to the provisions of the Collateral Documents; (b) all taxes and insurance premiums of every nature and kind which any Assignor is required to pay or cause to be paid under this Agreement or any other Collateral Document and which are paid or advanced by the Collateral Agent pursuant to the provisions of any Collateral Document; (c) all filing, recording, publication and search fees paid or incurred by the Collateral Agent in connection with the transactions contemplated by this Agreement or the other Collateral Documents; (d) all costs and expenses paid or incurred by the Collateral Agent (with or without suit), to correct any default or enforce any provisions of any Collateral Document or in gaining possession of, maintaining, handling, preserving, storing, refurbishing, appraising, selling, preparing for sale and/or advertising to sell the Collateral, whether or not a sale is consummated; (e) all costs and expenses of suit paid or incurred by the Collateral Agent in enforcing or defending this Agreement or any other Collateral Document; and (f) attorneys' fees and expenses paid or incurred by the Collateral Agent in advising, structuring, drafting, reviewing, amending, terminating, enforcing, defending or concerning this Agreement or any other Collateral Document, whether or not suit is brought, and including any action brought in any Insolvency Proceeding.

"Contract Rights" shall mean all rights of an Assignor under any Scheduled Contract but shall not include the right to payment thereunder.

"Copyrights" shall mean any copyright to which an Assignor now or hereafter has title, as well as any application for a copyright currently pending or hereafter made by such Assignor.

"Credit Agreement" shall have the meaning provided in the Preliminary Statements of this Agreement.

"Distributable Amount" shall have the meaning given such term in Section 5.4(b).

"Documents" shall have the meaning assigned that term under the UCC.

"Event of Default," as used in this Agreement, unless otherwise stated, shall have the same meaning given such term in the Credit Agreement.

"Facility Notes" shall have the meaning given such term in the Preliminary Statements.

"Facility Obligations" shall mean all "Obligations" as such term is defined in the Credit Agreement.

"Facility Principal Obligations" shall mean, at any time, the sum of (a) aggregate outstanding principal amount of all Loans under the Credit Agreement, plus (b) the outstanding principal amount of all Reimbursement Obligations under the Credit Agreement, plus (c) the Outstanding Letter of Credit Exposure, plus (d) the principal amount of all other loans or advances which constitute a portion of the Facility Obligations.

"General Intangibles" shall have the meaning assigned that term under the UCC.

"Goods" shall have the meaning assigned that term under the UCC.

"Indemnitee" shall have the meaning provided in Section 6.1.

"Indenture" shall have the meaning given such term in the Preliminary Statements of this Agreement.

"Indenture Debt" shall have the meaning provided in the Preliminary Statements of this Agreement.

"Indenture Debt Issuer" shall the meaning given such term in the Preliminary Statements of this Agreement.

"Indenture Documents" shall mean the Indenture, all documents or instruments evidencing the Indenture Debt and all other documents now or hereafter executed and delivered by the Indenture Debt Issuer, either of the Borrowers, or any other Assignor for the benefit of the Trustee or Noteholders.

"Indenture Principal Obligations" shall mean, at any time, the outstanding principal amount of all debentures, notes, or other evidences of indebtedness issued under or pursuant to the Indenture Documents.

"Information Disclosure Certificate" shall mean, as to any Assignor, the Information Disclosure Certificate delivered by or on behalf of such Assignor pursuant to the Credit Agreement.

"Instrument" shall have the meaning assigned that term under the UCC.

"Insolvency Proceeding" shall mean any proceeding commenced by or against any person or entity, under any provision of the federal Bankruptcy Code, as amended, or under any other bankruptcy or insolvency law, including, but not limited to, assignments for the benefit of creditors, formal or informal moratoriums, compositions or extensions with some or all creditors.

"Lender" and "Lenders" shall have the meaning provided in the Preliminary Statements of this Agreement.

"Lenders' Percentage" shall mean, with respect to a given amount, the portion of such amount determined by the ratio by which the Facility Principal Obligations bear to the Aggregate Principal Obligations.

"Letter of Credit Reserve Account" shall have the meaning given such term in Section 5.4(b).

"Marks" shall mean any and all trademarks and service marks (whether registered or unregistered) and trade dress (including without limitation any logos or designs used in connection with any trademarks or service marks) now owned by, or hereafter acquired by, any Assignor.

"Noteholder" shall have the meaning provided in the Preliminary Statements of this Agreement.

"Noteholders' Percentage" shall mean, with respect to a given amount, the portion of such amount determined by the ratio by which the Indenture Principal Obligations bear to the Aggregate Principal Obligations.

"Outstanding Letters of Credit Exposure" shall mean at any time the undrawn face amount of all outstanding Letters of Credit then issued and outstanding under the Credit Agreement (assuming compliance with all requirements for drawing).

"Parts" shall mean all appliances, avionics (including, without limitation, radio, radar, navigation systems, or other electronic equipment), parts, components, instruments, appurtenances, attachments, accessories, furnishings and other equipment of whatever nature and any replacements of the foregoing, which may from time to time be incorporated or installed in or attached to an airframe or any aircraft engine or aircraft propeller or located on the ground (and includes, without limitation, the terms "Spare Parts" and "Appliances" as defined in 49 U.S.C. Sec. 40102(a)).

"Patents" shall mean any patent to which an Assignor now or hereafter has title, as well as any application for a patent currently pending or hereafter made by an Assignor.

"Permitted Encumbrances" shall have the meaning given such term in the Credit Agreement.

"Proceeds" shall have the meaning assigned that term under the UCC or under other relevant law and, in any event, shall include, but not be limited to (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Collateral Agent or an Assignor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to an Assignor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any Person acting under color of governmental authority); (iii) any and all accounts, general intangibles, contract rights, inventory, equipment, money, drafts, instruments, deposit accounts, or other tangible and intangible property of the Assignors resulting from the sale (authorized or unauthorized) or other disposition of the Collateral, including, without limitation, the net earnings of any lease or other agreement relative to the use of the Collateral, or any portion thereof, and any proceeds of such proceeds; and (iv) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

"PTO" means the United States Patent and Trademark Office.

"Scheduled Contracts" shall mean, to the extent permitted to be assigned by the terms thereof or by applicable law, each of those contracts identified on Schedule 1, attached hereto and made a part hereof.

"Scheduled Equipment" shall mean (a) all Parts, (b) each specific item listed on Schedule 2, attached hereto and made a part hereof, and (c) all items of the type or types described on Schedule 2, regardless, in each of the foregoing cases, whether such items constitute "equipment" as such term is defined in the UCC or other relevant law.

"Scheduled Inventory" shall mean (a) all Parts, (b) all materials, regardless of where stored or maintained, which constitute fuel for use in any aircraft, including, without limitation, jet or propeller powered aircraft, and (c) all materials of the type or types described on Schedule 3, attached hereto and made a part hereof, regardless, in each of the foregoing cases, whether such items constitute "inventory" as such term is defined in the UCC or other relevant law.

"Scheduled Permits" shall mean, to the extent permitted to be assigned by the terms thereof or by applicable law, each of those permits listed on Schedule 4, attached hereto and made a part hereof.

"Secured Creditors" shall have the meaning provided in the Preliminary Statements of this Agreement.

"Secured Obligations" shall mean each of the following:

(a)               the Borrowers' full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise), and the due performance, of all Facility Obligations; and

(b)               the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all principal of, and interest on, the Indenture Debt, and the due performance of all other obligations of any Assignor arising under or in connection with the Indenture Documents; and

(c)               all obligations and liabilities of any Assignor under this Agreement, any Subsidiary Guaranty, Parent Guaranty, or any other Loan Document to which any Assignor is a party; and

(d)               all obligations and liabilities of any Assignor under the Indenture Documents to which it is a party; and

(e)               all other obligations and liabilities owing by any Assignor to any of the Administrative Agent, the Collateral Agent, the Trustee, any Lender, or any Noteholder under this Agreement, the Credit Agreement or any other Loan Document, or the Indenture Documents (including, without limitation, indemnities, fees and other amounts payable thereunder); and

(f)                 the full and prompt payment when due of any and all Collateral Agent Expenses;

in all cases whether now existing, or hereafter incurred under, arising out of, or in connection with, this Agreement, the Credit Agreement or any other Loan Document, or the Indenture Documents, including any such interest or other amounts which, but for any automatic stay under Section 362(a) of the Bankruptcy Code, would become due. It is acknowledged and agreed that the term "Secured Obligations" shall include, without limitation, extensions of credit and issuances of securities of the types described above, whether outstanding on the date of this Agreement or extended or purchased from time to time after the date of this Agreement.

"Security Interest Termination Date" shall mean the date on which each of the following shall have occurred: (i) each and every Lender's Commitment under the Credit Agreement shall have been terminated; (ii) no Facility Note shall be outstanding; (iii) no Letter of Credit issued under or pursuant to the Credit Agreement shall be outstanding; (iv) no other amounts shall then be payable by either of the Borrowers or any Assignor to the Administrative Agent or any Lender under the Credit Agreement or any other Loan Document; and (v) all Facility Obligations shall have been fully, finally, and indefeasibly paid or performed to the Administrative Agent's satisfaction, unless at such time (x) an Event of Default relating to a default in the payment when due of principal of or interest on the Indenture Debt, shall have occurred and be continuing; (y) the maturity of any portion of the Indenture Debt shall have been accelerated; and (z) the Collateral Agent shall have received written notice from any Noteholder or the Trustee to such effect.

"Trustee" shall mean the trustee under the Indenture and includes its successors and assigns.

"UCC" shall mean the Uniform Commercial Code as enacted by the State of Georgia, as amended from time to time, and any and all terms used in this Agreement which are defined in the UCC shall be construed and defined in accordance with the meaning and definition ascribed to such terms under the UCC.

"Wachovia" has the meaning given such term in the Preliminary Statements of this Agreement.

2.                  SECURITY INTERESTS.

2.1.            Grant of Security Interests. (a) As security for the prompt and complete payment and performance when due of all of the Secured Obligations, each Assignor does hereby sell, assign and transfer unto the Collateral Agent, and does hereby grant to the Collateral Agent, for the benefit of the Collateral Agent and the Secured Creditors, a continuing security interest of first priority in, all of the right, title and interest of such Assignor in, to and under all of the following, whether now existing or hereafter from time to time acquired (collectively, the "Collateral"):

(i)                  all Scheduled Contracts, together with all Contract Rights arising thereunder,

(ii)                all Scheduled Inventory,

(iii)               all Scheduled Equipment,

(iv)              all Scheduled Permits,

(v)                all General Intangibles, including, without limitation, (A) all Marks, together with the registrations and right to all renewals thereof, and the goodwill of the business of such Assignor associated with or attributable to such Marks, (B) all Patents and Copyrights, and (C) all computer programs of such Assignor and all intellectual property rights therein, and

(vi)              all Proceeds and products of any and all of the foregoing.

(b)               The Collateral Agent's security interest in and lien upon the Collateral shall attach to all of the Collateral upon the execution and delivery of this Agreement, without further act being required on the part of either the Collateral Agent or any Assignor. The security interest of the Collateral Agent under this Agreement extends to all Collateral of the kinds, items, types and descriptions which are the subject of this Agreement and to which any Assignor now has, or hereafter acquires, rights.

2.2.            Power of Attorney. Each Assignor hereby irrevocably appoints the Collateral Agent as its attorney‑in‑fact and agent with full power of substitution and re-substitution for such Assignor and in its name to do, at the Collateral Agent's option, any one or more of the following acts, upon the occurrence of an Event of Default: (a) to receive, open and examine all mail addressed to such Assignor and to retain any such mail relating to the Collateral and to return to such Assignor only that mail which is not so related; (b) to endorse the name of such Assignor on any checks or other instruments or evidences of payment or other documents, drafts, or instruments arising in connection with or pertaining to the Collateral, to the extent that any such items come into the possession of the Collateral Agent; (c) to compromise, prosecute or defend any action, claim, or proceeding concerning the Collateral; (d) to do any and all acts which such Assignor is obligated to do under this Agreement, the Credit Agreement or any other Loan Document, or the Indenture Documents; (e) to exercise such rights as such Assignor might exercise relative to the Collateral, including, without limitation, the leasing, chartering, or other utilization thereof; (f) to give notice of the Collateral Agent's security interest in and Lien upon the Collateral, including, without limitation, notification to lessees and/or other account debtors of the Collateral Agent's security interest in the accounts, general intangibles, rents, and other payments due to such Assignor relative to the Collateral, and the collection of any such rents or other payments; and (g) to execute in such Assignor's name and file any notices, financing statements, and other documents or instruments the Collateral Agent determines are necessary or required to fully carry out the intent and purpose of this Agreement or to perfect the Collateral Agent's security interest and Lien in and upon the Collateral. Each Assignor hereby ratifies and approves all that the Collateral Agent shall do or cause to be done by virtue of the power of attorney granted in this Section 2.2 and agrees that neither the Collateral Agent, nor any of its employees, agents, officers, or its attorneys, will be liable for any acts or omissions or for any error of judgment or mistake of fact or law made while acting pursuant to the provisions of this Section 2.2 and in good faith. The appointment of the Collateral Agent as such Assignor's attorney-in-fact, and each and every one of the Collateral Agent's rights and powers in connection therewith, being coupled with an interest, are and shall remain irrevocable until the Security Interest Termination Date.

3.                  GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS.

Each Assignor jointly and severally represents, warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:

3.1.            Necessary Filings. Assuming the filing in the appropriate filing offices of those UCC-1 financing statements delivered to the Collateral Agent pursuant to Section 4.01 of the Credit Agreement and any filings of patent, trademark and copyright security agreements with the PTO and the United States Copyright Office which may be required under applicable law, all filings, registrations and recordings necessary or appropriate to create, preserve, protect and perfect the security interest granted by such Assignor to the Collateral Agent hereby in respect of the Collateral have been accomplished and the security interest granted to the Collateral Agent pursuant to this Agreement in and to the Collateral constitutes a perfected security interest therein, superior and prior to the rights of all other Persons therein and subject to no other Liens other than Permitted Encumbrances, and is entitled to all the rights, priorities and benefits afforded by the UCC or other relevant law as enacted in any relevant jurisdiction to perfected security interests, subject to compliance with the Assignment of Claims Act of 1940, as amended.

3.2.            No Liens. Each Assignor is, and as to Collateral acquired by it from time to time after the date hereof such Assignor will be, the owner of all Collateral free from any Lien other than Permitted Encumbrances, and such Assignor shall defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Collateral Agent's interest in such Collateral.

3.3.            Other Financing Statements. There is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Collateral except as disclosed in Schedule 6.17 of the Credit Agreement; and, prior to the Security Interest Termination Date, no Assignor will execute or authorize to be filed in any public office any financing statement or statements (or similar statement or instrument of registration under the law of any jurisdiction) relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interests granted to the Collateral Agent under this Agreement.

3.4.            Chief Executive Office, etc; Records. The chief executive office (and the registered office of each Assignor which is a corporation) of each Assignor is located at the address indicated on such Assignor's Information Disclosure Certificate. The U.S. Federal Tax I.D. Number of each Assignor is set forth on such Assignor's Information Disclosure Certificate. No Assignor will move its chief executive office (or registered office in the case of an Assignor which is a corporation) except to such new location as such Assignor may establish in accordance with the last sentence of this Section 3.4. The originals of all documents evidencing all Contract Rights of such Assignor and the only original books of account and records of such Assignor relating thereto are, and will continue to be, kept at such chief executive office, or at such new locations as such Assignor may establish in accordance with the last sentence of this Section 3.4. All Contract Rights of such Assignor are, and will continue to be, maintained at, and controlled and directed (including, without limitation, for general accounting purposes) from, the office locations described above, or such new locations as such Assignor may establish in accordance with the last sentence of this Section 3.4. No Assignor shall establish new locations for such offices until (i) it shall have given to the Collateral Agent not less than 30 days' prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Collateral Agent may request, and (ii) with respect to such new location, it shall have taken all action, satisfactory to the Collateral Agent, to maintain the first priority security interest of the Collateral Agent in the Collateral intended to be granted hereby, at all times fully perfected and in full force and effect.

3.5.            Location of Scheduled Inventory and Scheduled Equipment. All Scheduled Inventory and Scheduled Equipment (other than Scheduled Inventory or Scheduled Equipment which (a) constitutes fuel and (b) has been dispensed into an aircraft as fuel for such aircraft) held on the date hereof by each Assignor is located at one of the locations shown on such Assignor's Information Disclosure Certificate. Each Assignor agrees that all Scheduled Inventory and Scheduled Equipment now held or subsequently acquired by it shall be kept at (or shall be in transport to or from) any one of such locations, or such new location as such Assignor may establish in accordance with the last sentence of this Section 3.5. An Assignor may establish a new location for Scheduled Inventory and Scheduled Equipment only if (i) it shall have given to the Collateral Agent not less than 30 days' prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Collateral Agent may request, and (ii) with respect to such new location, it shall have taken all action satisfactory to the Collateral Agent to maintain the first priority security interest of the Collateral Agent in the Collateral intended to be granted hereby, or in any other Collateral Document, at all times in fully perfected and in full force and effect.

3.6.            Trade Names; Change of Name. No Assignor has or operates in any jurisdiction under, or in the preceding five years has had or has operated in any jurisdiction under, any trade names, fictitious names or other names (including, without limitation, any names of divisions or operations) except its legal name and such other trade, fictitious or other names as are listed on such Assignor's Information Disclosure Certificate. Each Assignor has operated only under each name set forth in such Assignor's Information Disclosure Certificate in the jurisdiction or jurisdictions set forth opposite each such name on such Information Disclosure Certificate. No Assignor shall change its legal name or assume or operate in any jurisdiction under any trade, fictitious or other name except those names listed on its Information Disclosure Certificate and in the jurisdictions listed with respect to such names and new names (including, without limitation, any names of divisions or operations) and/or jurisdictions established in accordance with the last sentence of this Section 3.6. No Assignor shall assume or operate in any jurisdiction under any new trade, fictitious or other name or operate under any existing name in any additional jurisdiction until (i) it shall have given to the Collateral Agent not less than 30 days' prior written notice of its intention so to do, clearly describing such new name and/or jurisdiction and, in the case of a new name, the jurisdictions in which such new name shall be used and providing such other information in connection therewith as the Collateral Agent may request, and (ii) with respect to such new name and/or new jurisdiction, it shall have taken all action to maintain the first priority security interest of the Collateral Agent in the Collateral intended to be granted hereby, at all times fully perfected and in full force and effect.

3.7.            Recourse. This Agreement is made with full recourse to the relevant Assignor and pursuant to and upon all the warranties, representations, covenants, and agreements on the part of such Assignor contained herein, in the other Loan Documents, in the Indenture Documents, and otherwise in writing in connection herewith or therewith.

4.                  PROVISIONS CONCERNING COLLATERAL.

4.1.            Protection of Collateral Agent's Security. Each Assignor will do nothing to impair the rights of the Collateral Agent in the Collateral. Each Assignor will at all times keep its Scheduled Inventory and Scheduled Equipment insured in favor of the Collateral Agent, at its own expense, to the extent required of the Parent and the Borrowers under the Credit Agreement against fire, theft and all other risks to which such Collateral may be subject; all policies or certificates with respect to such insurance shall be endorsed to the Collateral Agent's satisfaction for the benefit of the Collateral Agent (including, without limitation, by naming the Collateral Agent as an additional insured and loss payee) and copies thereof shall be delivered upon request to the Collateral Agent. If an Assignor shall fail to insure such Scheduled Inventory and/or Scheduled Equipment to the extent required of the Parent and the Borrowers under the Credit Agreement, or if such Assignor shall fail to so endorse all policies or certificates with respect thereto, the Collateral Agent shall have the right (but shall be under no obligation) to procure such insurance and such Assignor agrees to reimburse the Collateral Agent for all costs and expenses of procuring such insurance. Any proceeds of such insurance shall be applied in accordance with the Credit Agreement. Each Assignor assumes all liability and responsibility in connection with the Collateral acquired by it, and the liability of such Assignor to pay its obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to such Assignor.

4.2.            Further Actions. Each Assignor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such lists, descriptions and designations of its Collateral, warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, which the Collateral Agent reasonably deems appropriate or advisable to perfect, preserve or protect its security interest in the Collateral.

4.3.            Financing Statements. Each Assignor agrees to sign and deliver to the Collateral Agent such financing statements, in form acceptable to the Collateral Agent, as the Collateral Agent may from time to time request or as are necessary or desirable in the opinion of the Collateral Agent to establish and maintain a valid, enforceable, first priority security interest in the Collateral as provided herein and the other rights and security contemplated hereby all in accordance with the Uniform Commercial Code as enacted in any and all relevant jurisdictions or any other relevant law. The Assignors will pay any applicable filing fees and related expenses. Each Assignor authorizes the Collateral Agent to file any such financing statements without the signature of such Assignor.

5.                  REMEDIES; APPLICATION OF PROCEEDS, ETC.

5.1.            Remedies; Obtaining the Collateral Upon Default. Each Assignor agrees that, if any Event of Default shall have occurred and be continuing, then and in every such case, subject to any mandatory requirements of applicable law then in effect, the Collateral Agent, in addition to any rights now or hereafter existing under applicable law, shall have all rights as a secured creditor under the Uniform Commercial Code in all relevant jurisdictions and may:

(a)               personally, or by agents or attorneys, immediately retake possession of the Collateral or any part thereof, from such Assignor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon such Assignor's premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of such Assignor;

(b)               sell, assign or otherwise liquidate, or direct such Assignor to sell, assign or otherwise liquidate, any or all of the Collateral or any part thereof, and take possession of the proceeds of any such sale or liquidation;

(c)               take possession of the Collateral or any part thereof, by directing such Assignor in writing to deliver the same to the Collateral Agent at any place or places designated by the Collateral Agent, in which event such Assignor shall at its own expense;

(i)                  forthwith cause the same to be moved to the place or places so designated by the Collateral Agent and there delivered to the Collateral Agent,

(ii)                store and keep any Collateral so delivered to the Collateral Agent at such place or places pending further action by the Collateral Agent as provided in Section 5.2, and

(iii)               while the Collateral shall be so stored and kept, provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition;

it being understood that such Assignor's obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Collateral Agent shall be entitled to a decree requiring specific performance by the Assignor of said obligation.

5.2.            Remedies; Disposition of the Collateral. Upon the occurrence and continuance of an Event of Default, any Collateral repossessed by the Collateral Agent under or pursuant to Section 5.1 and any other Collateral whether or not so repossessed by the Collateral Agent, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale of the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Collateral Agent may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the Collateral Agent or after any overhaul or repair which the Collateral Agent shall determine to be commercially reasonable. Any such disposition which shall be a private sale or other private proceedings permitted by such requirements shall be made upon not less than 10 days' written notice to such Assignor specifying the time at which such disposition is to be made and the intended sale price or other consideration therefor, and shall be subject, for the 10 days after the giving of such notice, to the right of the relevant Assignor or any nominee of the relevant Assignor to acquire the Collateral involved at a price or for such other consideration at least equal to the intended sale price or other consideration so specified. Any such disposition which shall be a public sale permitted by such requirements shall be made upon not less than 10 days' written notice to the relevant Assignor specifying the time and place of such sale and, in the absence of applicable requirements of law, shall be by public auction (which may, at the Collateral Agent's option, be subject to reserve), after publication of notice of such auction not less than 10 days prior thereto in two newspapers in general circulation in the city where such Collateral is then located. To the extent permitted by any such requirement of law, the Collateral Agent on behalf of the Secured Creditors (or certain of them) may bid for and become the purchaser (by bidding in Secured Obligations or otherwise) of the Collateral or any item thereof, offered for sale in accordance with this section without accountability to the relevant Assignor (except to the extent of surplus money received as provided in Section 5.4). If, under mandatory requirements of applicable law, the Collateral Agent shall be required to make disposition of the Collateral within a period of time which does not permit the giving of notice to the Assignor as hereinabove specified, the Collateral Agent need give the relevant Assignor only such notice of disposition as shall be reasonably practicable in view of such mandatory requirements of applicable law.

5.3.            Waiver of Claims. Except as otherwise provided in this Agreement, EACH ASSIGNOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE COLLATERAL AGENT'S TAKING POSSESSION OR THE COLLATERAL AGENT'S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH THE ASSIGNOR WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, and each Assignor hereby further waives, to the extent permitted by law:

(i)                  all damages occasioned by such taking of possession except any damages which are the direct result of the Collateral Agent's gross negligence or willful misconduct;

(ii)                all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Agent's rights hereunder; and

(iii)               all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and each Assignor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the relevant Assignor therein and thereto, and shall be a perpetual bar both at law and in equity against the relevant Assignor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under the relevant Assignor.

5.4.            Application of Proceeds.

(a)               The Proceeds actually collected by the Collateral Agent as a result of the exercise of any of the rights, powers and remedies of the Collateral Agent herein granted, shall be applied as follows:

(i)                  First, to the payment or reimbursement of all Collateral Agent Expenses, to the extent such costs and expenses have not been indefeasibly paid or reimbursed by the Assignors;

(ii)                Second, subject to Section 5.4(b) and until all Secured Obligations owed to the Secured Creditors have been fully, finally, and indefeasibly paid or performed, each Lender's Commitment has been terminated, and the Letter of Facility Obligations have been reduced to zero, on a pari passu basis without any preference or priority to the Noteholders or the Lenders, to the Trustee, in an amount equal to the Noteholders' Percentage of such Proceeds, and to the Administrative Agent, in an amount equal to the Lenders' Percentage of such Proceeds, for distribution by the Trustee under the Indenture Documents and by the Administrative Agent under the Loan Documents;

(iii)               Finally, to the relevant Assignor or such other Person or Persons as shall be lawfully entitled thereto.

(b)               The amount of any Proceeds distributed to the Administrative Agent on account of any Outstanding Letter of Credit Exposure shall be held by the Administrative Agent and deposited by the Administrative Agent in a special interest bearing account (the "Letter of Credit Reserve Account") under the sole dominion and control of the Administrative Agent, and shall be applied and distributed to the appropriate Issuer of the applicable Letter of Credit if and to the extent that such Letter of Credit is honored. If such Letter of Credit is not drawn upon, or is not fully drawn upon, the balance of the funds in the Letter of Credit Reserve Account attributable to such Letter of Credit shall be distributed to the Secured Creditors pursuant to clause (ii) of Section 5.4(a) hereof.

(c)               Notwithstanding Section 5.4(a),

(i)                  if any payment by the Collateral Agent to a Secured Creditor pursuant to Section 5.4(a) would cause any amount recovered by the Collateral Agent from or in respect of the Collateral to be invalidated, declared fraudulent or preferential, set aside or required to be repaid, returned or restored to a trustee, receiver, or any other Person under any bankruptcy, reorganization, insolvency, or liquidation statute, state or federal law, common law or equitable cause (an "Avoided Payment"), such Secured Creditor shall not participate in the distribution of any portion of the Avoided Payment; instead the Avoided Payment shall be distributable to the Trustee and Administrative Agent pro rata in accordance with Section 5.4(a)(ii), for the benefit of the remaining Secured Creditors as to whom no such repayment, return or restoration would be applicable;

(ii)                the Collateral Agent may condition a payment to the Trustee or the Administrative Agent on behalf of a Secured Creditor pursuant to Section 5.4(a) on the specific condition that, in the event such amount is subsequently determined to be an Avoided Payment, such Secured Creditor will be required, upon written demand, to return promptly to the Collateral Agent all or its ratable part, as the case may be, of the Avoided Payment (and any interest thereon to the extent the same is required to be paid in respect of the return or restoration of the Avoided Payment), for distribution pro rata in accordance with Section 5.4(a)(ii) to the remaining Secured Creditors as to whom no such repayment, return or restoration would be applicable, or to the applicable obligor, as the case may be; and

(iii)               the Collateral Agent, in making any payments to the Trustee and the Administrative Agent on behalf of the Secured Creditors under Section 5.4(a), may require the Secured Creditors to agree that if any amounts are not distributed to a particular Secured Creditor pursuant to clause (i) above or are returned by a Secured Creditor under clause (ii) above, the Secured Creditors will make such adjustments or arrangements among themselves, whether by purchasing undivided interests in the Secured Obligations or otherwise, in order to equitably adjust for any non-pro rata distribution under clause (i) above and/or the return of all or part of any payment or amount under clause (ii) above, and to give effect to the intended equal and ratable benefits of this Agreement as security for the Secured Obligations.

(d)               All payments required to be made to (i) the Lenders hereunder shall be made to the Administrative Agent on behalf of and for the account of the respective Lenders, and (ii) the Noteholders hereunder shall be made to the Trustee on behalf of and for the account of the Noteholders.

(e)               For purposes of applying payments received in accordance with this Section 5.4, the Collateral Agent shall be entitled to rely upon (i) the Administrative Agent for a determination (which the Administrative Agent agrees to provide upon request by the Collateral Agent) of the outstanding Facility Principal Obligations, and (ii) the Trustee for determinations of the outstanding Indenture Principal Obligations owed to the Noteholders.

(f)                 It is understood and agreed that each Assignor shall remain liable to the extent of any deficiency between (i) the amount of the proceeds of the Collateral applied pursuant to Section 5.4(a) and (ii) the aggregate outstanding amount of the Secured Obligations.

5.5.            Remedies Cumulative. Each and every right, power and remedy hereby specifically given to the Collateral Agent shall be in addition to every other right, power and remedy specifically given under this Agreement or any of the other Loan Document or Indenture Document or now or hereafter existing at law or in equity, or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Collateral Agent. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of exercise of one shall not be deemed a waiver of the right to exercise of any other or others. No delay or omission of the Collateral Agent in the exercise of any such right, power or remedy and no renewal or extension of any of the Secured Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or Event of Default or an acquiescence therein. In the event that the Collateral Agent shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Collateral Agent may recover reasonable expenses, including attorneys' fees, and the amounts thereof shall be included in such judgment.

5.6.            Discontinuance of Proceedings. In case the Collateral Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case the relevant Assignor, the Collateral Agent and each holder of any of the Secured Obligations shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Collateral Agent shall continue as if no such proceeding had been instituted.

5.7.            Collateral Agent to Act on Behalf of Secured Creditors. No Secured Creditor shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised only by the Collateral Agent, for the benefit of the Secured Creditors, by itself or upon instructions from the Required Lenders, and the Secured Creditors agree by their acceptance of any of the benefits or Proceeds hereof that this Agreement may be enforced on their behalf only by the action of the Collateral Agent, acting in accordance with the terms of this Agreement.

5.8.            Separate Actions. A separate action or actions may be brought and prosecuted against any Assignor whether or not action is brought against any other Assignor or guarantor of any of the Secured Obligations, or either of the Borrowers, and whether or not any other Assignor, guarantor or either of the Borrowers be joined in any such action or actions.

6.                  INDEMNITY.

6.1.            Indemnity. (a) The Assignors jointly and severally agree to indemnify, reimburse and hold the Collateral Agent, each Secured Creditor and its respective successors, assigns, employees, agents and servants (hereinafter in this Section 6.1 referred to individually as "Indemnitee," and collectively as "Indemnitees") harmless from any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, suits, judgments and any and all reasonable out-of-pocket costs and expenses (including reasonable attorneys' fees and expenses) (for the purposes of this Section 6.1 the foregoing are collectively called "expenses") of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Agreement, any other Loan Document, Indenture Document, or the documents executed in connection herewith and therewith or in any other way connected with the enforcement of any of the terms of, or the preservation of any rights under any thereof, or in any way relating to or arising out of the manufacture, ownership, ordering, purchase, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition, or use of the Collateral (including, without limitation, latent or other defects, whether or not discoverable), the violation of the laws of any country, state or other governmental body or unit, any tort (including, without limitation, claims arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any Person (including any Indemnitee), or property damage), or contract claim; provided that no Indemnitee shall be indemnified pursuant to this Section 6.1(a) for losses, damages or liabilities to the extent caused by the gross negligence or willful misconduct of such Person to be indemnified or of any other Indemnitee who is such Person or an affiliate of such Person. If any claim is asserted against any Indemnitee, such Indemnitee shall promptly notify the Assignor and each Indemnitee may, and if requested by the Assignor shall, in good faith, contest the validity, applicability and amount of such claim with counsel selected by such Indemnitee, and shall permit the Assignor to participate in such contest. In addition, in connection with any claim covered by this Section 6.1(a) against more than one Indemnitee, all such Indemnitees shall be represented by the same legal counsel selected by such Indemnitees; provided, however, that if such legal counsel determines in good faith that representing all such Indemnitees would or could result in a conflict of interest under the laws or ethical principles applicable to such legal counsel or that a defense or counterclaim is available to an Indemnitee that is not available to all such Indemnitees, then to the extent reasonably necessary to avoid such a conflict of interest or to permit unqualified assertion of such defense or counterclaim, each Indemnitee shall be entitled to separate representation by a legal counsel selected by that Indemnitee. Each Assignor agrees that upon written notice by any Indemnitee of the assertion of such a liability, obligation, loss, damage, penalty, claim, demand, action, judgment or suit, such Assignor shall assume full responsibility for the defense thereof. Each Indemnitee agrees to use its best efforts to promptly notify the relevant Assignor of any such assertion of which such Indemnitee has knowledge.

(b)               Without limiting the application of Section 6.1(a), the Assignors jointly and severally agree to pay, or reimburse the Collateral Agent for all Collateral Agent Expenses as incurred.

(c)               Without limiting the application of Section 6.1(a) or (b), the Assignors jointly and severally agree to pay, indemnify and hold each Indemnitee harmless from and against any loss, costs, damages and expenses which such Indemnitee may suffer, expend or incur in consequence of or growing out of any material misrepresentation by an Assignor in this Agreement, or in any statement or writing contemplated by or made or delivered pursuant to or in connection with this Agreement.

(d)               If and to the extent that the obligations of any Assignor under this Section 6.1 are unenforceable for any reason, each Assignor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

6.2.            Indemnity Obligations Secured by Collateral; Survival. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Secured Obligations secured by the Collateral. The indemnity obligations of the Assignors contained in this Section 6 shall continue in full force and effect notwithstanding the full, final, and indefeasible payment and performance of all of the Secured Obligations, the termination of each Lender's Commitment, and the reduction of the Letter of Credit Obligations to zero.

7.                  THE COLLATERAL AGENT.

The Collateral Agent will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Collateral Agent as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement. The Collateral Agent shall act hereunder on the terms and conditions set forth herein and in Section 8 of the Credit Agreement. Unless the Collateral Agent has received written notice from a Noteholder or the Trustee to the effect that an "Event of Default" (as defined in the Indenture) has occurred and is continuing under any of the Indenture Documents, the Collateral Agent may assume that no such "Event of Default" is in existence.

8.                  TERMINATION.

After the Security Interest Termination Date, this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 6 hereof shall survive any such termination) and the Collateral Agent, at the request and expense of the relevant Assignor, will execute and deliver to the relevant Assignor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement as provided above, and will duly assign, transfer and deliver to the relevant Assignor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Collateral Agent and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any moneys at the time held by the Collateral Agent hereunder.

9.                  NOTICES, ETC.

Any notice given with respect to this Agreement may be personally served or given in writing by depositing such notice in the United States mail, first class postage prepaid, or by telex or telegram, charges prepaid, addressed to any Assignor at the address and telecopy number set forth next to such Assignor's signature on the signature pages hereto, or at such other address and telecopy number as such Assignor may from time to time designate in writing to the Collateral Agent, and, to the Collateral Agent at the address and telecopy number for notices set forth in the Credit Agreement, or at such other address and telecopy number as the Collateral Agent may designate by written notice to the Parent or either of the Borrowers.

10.              WAIVER; AMENDMENT.

None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each Assignor and the Collateral Agent (with the consent of the Required Lenders or, to the extent required by Section 10.06 of the Credit Agreement, all of the Lenders).

11.              MISCELLANEOUS.

11.1.        Successors and Assigns. This Agreement shall be binding upon each Assignor and its successors and assigns and shall inure to the benefit of the Collateral Agent and its successors and assigns, provided that no Assignor may transfer or assign any or all of its rights or obligations hereunder without the written consent of the Collateral Agent. All agreements, statements, representations and warranties made by each Assignor herein or in any certificate or other instrument delivered by such Assignor or on its behalf under this Agreement shall be considered to have been relied upon by the Secured Creditors and shall survive the execution and delivery of this Agreement and the other Loan Documents and the Indenture Documents regardless of any investigation made by the Secured Creditors or on their behalf.

11.2.        Headings Descriptive. The headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

11.3.        Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

11.4.        Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF GEORGIA.

11.5.        Assignors' Duties. It is expressly agreed, anything herein contained to the contrary notwithstanding, that each Assignor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Collateral Agent shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, nor shall the Collateral Agent be required or obligated in any manner to perform or fulfill any of the obligations of an Assignor under or with respect to any Collateral.

11.6.        Counterparts. This Agreement may be executed in multiple counterparts, and by different parties in separate counterparts, each of which shall be an original and all of which collectively shall constitute one and the same Agreement.

11.7.        WAIVER OF JURY TRIAL.

EACH OF THE ASSIGNORS, THE COLLATERAL AGENT, AND EACH LENDER AND NOTEHOLDER WHICH ACCEPTS ANY PROCEEDS UNDER THIS AGREEMENT OR ANY OTHER COLLATERAL DOCUMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

[SIGNATURES BEGIN ON NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered under seal by their duly authorized officers as of the date first above written.

ASSIGNORS:

AIRBORNE EXPRESS, INC. (SEAL)

By: _/s/ Lanny H. Michael

Title:_Senior Vice President and CFO

P.O. Box 662

Seattle, Washington 98111

Attention: Chief Financial Officer and

General Counsel

CFO Telecopier number: 206-281-1444

Confirmation number: 206-281-1003

GC Telecopier number: 206-281-1444

Confirmation number: 206-281-1005

ABX AIR, INC. (SEAL)

By: _/s/ Joseph C. Hete

Title:__President and COO

P.O. Box 662

Seattle, Washington 98111

Attention: Chief Financial Officer and

General Counsel

CFO Telecopier number: 206-281-1444

Confirmation number: 206-281-1003

GC Telecopier number: 206-281-1444

Confirmation number: 206-281-1005

AIRBORNE, INC. (SEAL)

By: _/s/ Lanny H. Michael

Title:_Senior Vice President and CFO

P.O. Box 662

Seattle, Washington 98111

Attention: Chief Financial Officer and

General Counsel

CFO Telecopier number: 206-281-1444

Confirmation number: 206-281-1003

GC Telecopier number: 206-281-1444

Confirmation number: 206-281-1005

WILMINGTON AIR PARK, INC. (SEAL)

By: _/s/ Joseph C. Hete

Title:__President

P.O. Box 662

Seattle, Washington 98111

Attention: Chief Financial Officer and

General Counsel

CFO Telecopier number: 206-281-1444

Confirmation number: 206-281-1003

GC Telecopier number: 206-281-1444

Confirmation number: 206-281-1005

SKY COURIER, INC. (SEAL)

By: _________________________________

Title:________________________________

P.O. Box 662

Seattle, Washington 98111

Attention: Chief Financial Officer and

General Counsel

CFO Telecopier number: 206-281-1444

Confirmation number: 206-281-1003

GC Telecopier number: 206-281-1444

Confirmation number: 206-281-1005

AVIATION FUEL, INC. (SEAL)

By: __/s/ Robert R. Hanke

Title:___President_______________

P.O. Box 662

Seattle, Washington 98111

Attention: Chief Financial Officer and

General Counsel

CFO Telecopier number: 206-281-1444

Confirmation number: 206-281-1003

GC Telecopier number: 206-281-1444

Confirmation number: 206-281-1005

SOUND SUPPRESSION, INC. (SEAL)

By: _________________________________

Title:________________________________

P.O. Box 662

Seattle, Washington 98111

Attention: Chief Financial Officer and

General Counsel

CFO Telecopier number: 206-281-1444

Confirmation number: 206-281-1003

GC Telecopier number: 206-281-1444

Confirmation number: 206-281-1005

AIRBORNE FTZ, INC. (SEAL)

By: _/s/ Joseph C. Hete

Title:__President

P.O. Box 662

Seattle, Washington 98111

Attention: Chief Financial Officer and

General Counsel

CFO Telecopier number: 206-281-1444

Confirmation number: 206-281-1003

GC Telecopier number: 206-281-1444

Confirmation number: 206-281-1005

COLLATERAL AGENT: WACHOVIA BANK, N.A. By: __/s/ Howard Kim Title: Senior Vice President

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SCHEDULE 3

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